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                                                                      Exhibit 99



FOR IMMEDIATE RELEASE

MEDIA CONTACT:  Tina Farrington, 419-784-2549, rfcmkt@rurban.net
INVESTOR CONTACT: Sandra Stockhorst, 419-784-4023, rfcinv@rurban.net


                             RURBAN APPOINTS NEW CFO
                          Richard C. Warrener Retiring


Defiance, Ohio, March 17, 2003 - Rurban Financial Corp. ("Rurban") (Nasdaq:
RBNF) and its Board of Directors announced today the appointment of James E. Adams as Chief Financial Officer. Adams will replace retiring CFO, Richard C. Warrener.

Kenneth A. Joyce, Rurban President and CEO commented, "We wish Rick all the best in his retirement. He helped Rurban construct a solid, conservative foundation for our financial accounting and reporting practices and has done an outstanding job of creating and training our team."

"Jim brings a wealth of expertise and leadership in all areas of financial management. His 20+ years of successful banking experience and proven track record in executive management make him an excellent addition to our already strong leadership team. Jim also has significant financial operations expertise with the investment community that will enhance our continued investor relations efforts. He brings tremendous experience and energy to his role as CFO and will be a key contributor to Rurban's continued growth," shared Joyce.

Adams, 58, joins Rurban after recently serving as Chief Financial Officer of an Indiana based regional bank. His responsibilities included finance, treasury, investment portfolio, merger and acquisitions, investor relations, accounting and corporate secretary functions.

"Jim's operational experience and financial expertise in the CFO's position will be a great asset to Rurban in achieving our strategic goals," Joyce commented.

Adams has worked with a number of multi-billion dollar corporations where he has served as Chief Financial Officer and various financial management positions. He has earned his Bachelor of Arts degree in Finance from Michigan State University and is a Certified Public Accountant (CPA). Adams is married and the father of three. He and his family plan to reside and be part of the Defiance area community. Adams appointment is subject to regulatory approval.

ABOUT RURBAN FINANCIAL CORP.

Rurban Financial Corp. is a publicly held bank holding company based in Defiance, Ohio and is located on the Internet at http://www.rurbanfinancial.net. Rurban's common stock is quoted on the Nasdaq National Market System under the symbol RBNF.

The Company currently has 10,000,000 shares of stock authorized and 4,565,721 shares outstanding. The investment banking firms of McDonald & Co. Securities Inc. (Trident Securities Division), Sweney Cartwright and Co., and Friedman, Billings, Ramsey Group, Inc. are the primary market makers for these shares.

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Rurban's wholly owned subsidiaries are The State Bank and Trust Company,
Reliance Financial Services, N.A., Rurbanc Data Services, Inc. (RDSI) and RFC Banking Company which consists of The Peoples Banking Company, The First Bank of Ottawa and The Citizens Savings Bank Company. The banks offer a full range of financial services through their offices in the Northern Ohio counties of Defiance, Paulding, Fulton, Hancock, Putnam, Sandusky, Wood, and Cuyahoga. Reliance Financial Services offers a diversified array of trust and financial services to customers nationwide. RDSI provides data processing services to community banks in Ohio, Michigan and Indiana.

Forward-Looking Statements

This press release may contain statements that are forward looking as defined by the Securities and Exchange Commission in its rules, regulations and releases. Rurban intends that such forward-looking statements be subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are based on current expectations regarding important risk factors including those identified in Rurban's most recent periodic report and other filings with the Securities and Exchange Commission. Accordingly, actual results may differ materially from those expressed or implied in the forward-looking statements, and the making of such statements should not be regarded as a representation by Rurban or any other person that the results expressed therein will be achieved.

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